Earnings per Share	9 Months Ended
Sep. 30, 2014
Earnings per Share
Earnings per Share

8.Earnings per Share

Basic earnings per share (“EPS”) is computed by dividing net income (loss) attributable to controlling interests by the weighted-average number of shares of Class A common stock outstanding during the period. Shares of Class B common stock are not included in the calculation of earnings per share because they are not participating securities and have no economic interest in the Company. Diluted earnings per share takes into account the potential dilutive effect of shares that could be issued by the Company in conjunction with stock awards that have been granted to directors and employees. In accordance with ASC 260, Earnings Per Share, awards of nonvested shares shall be considered outstanding as of the respective grant dates for purposes of computing diluted EPS even though the award is contingent upon vesting. For the three and nine months ended September 30, 2014, 201,318 shares relating to performance units were excluded from the calculation as they would have had an antidilutive effect. The following is a calculation of the basic and diluted weighted-average number of shares of Class A common stock outstanding and EPS for the three and nine months ended September 30, 2014.

(in thousands, except share data)	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014
Income (numerator):
Net income attributable to controlling interests	$9,529	$9,555

Weighted-average shares (denominator):
Weighted-average number of shares of Class A common stock - basic	12,508	12,503
Weighted-average number of shares of Class A common stock - diluted	12,573	12,540

Earnings per share:
Basic	$0.76	$0.76
Diluted	$0.76	$0.76